Exhibit 99.1

HeartCore Partners with Silver Egg Technology to Integrate New

Recommendation Engine into its CMS Platform

NEW YORK and TOKYO, June 25, 2025 (GLOBE NEWSWIRE) -- HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or the “Company”), a leading enterprise software and data consulting services company based in Tokyo, has entered into an OEM sales agreement with Silver Egg Technology CO., Ltd. (“Silver Egg”) to enhance the digital marketing capabilities of its CMS platform. Under this partnership, HeartCore will integrate Silver Egg’s cutting-edge AI-driven recommendation engine, Aigent Recommender – a distinct competitive advantage that the Company believes will position itself as an early adopter in a largely untapped market for automated recommendation solutions.

Since 2024, HeartCore has strategically evolved its CMS business model to proactively serve customers and drive recurring revenue growth. This new partnership with Silver Egg builds on those initiatives by further improving the value and satisfaction delivered through the HeartCore CMS platform. As part of this strategy, HeartCore will integrate Aigent Recommender into its CMS, offering it both as a standard feature of HeartCore’s CMS and as a standalone product tentatively named HeartCore Recommend. Designed for broad adaption in areas where recommendation engines have traditionally been underutilized, Aigent Recommender delivers personalized content across a wider range of industries. Supported by HeartCore’s recently formed Business Development (“BizDev”) team, this new feature will act as a key driver for upselling and cross-selling to existing clients. As part of its ongoing strategy to proactively address customer needs and increase wallet share through enhanced platform features, HeartCore aims to convert 30% of customers who newly implement its CMS from the free version – where the recommendation feature will be included as a standard platform function – into paid plans within the first year of launching the new service.

As consumer behavior grows more complex with shifting expectations, diverse journeys, and evolving decision-making timelines, businesses must move beyond traditional mass marketing and embrace AI-driven data analysis to deliver hyper-personalized experiences that elevate the customer journey and maintain a competitive edge. Conventional recommendation engines have primarily been designed for large-scale e-commerce sites with extensive product catalogs and content libraries. As a result, industries like B2B corporate websites and manufacturing portals have seen limited adoption of recommendation technologies despite having valuable information assets. This gap has led to valuable information and content assets being underutilized, missed opportunities for customer engagement, and significant untapped potential for businesses. This strategic partnership aims to bridge this market gap, helping businesses unlock the full value of their content assets and drive new growth opportunities.

AI Recommendation Engine Features

Scheduled to launch on August 25, 2025, this new feature is designed to extend beyond traditional e-commerce applications, targeting areas where recommendation technology has been underutilized. Aigent Recommender is powered by proprietary AI technology, delivering real-time, personalized recommendations by analyzing user behavior and anticipating customer needs to ultimately help businesses maximize customer lifetime value. The Company believes that integrating Aigent Recommender into HeartCore’s CMS will enable seamless utilization of platform data to deliver tailored content to end users, enhancing engagement and satisfaction. Additionally, HeartCore Recommend extends its benefits to companies outside the HeartCore ecosystem, expanding its market reach to a broader audience seeking advanced, AI-powered recommendation solutions.

Key features include:

●	Eliminating the need for complex analysis using specialized access analysis tools. AI automatically analyzes customer behavior in real time, delivering optimal recommendations and significantly reducing the analytical workload on staff – boosting operational efficiency and frontline productivity.

●	Low-code integration via HeartCore CMS @function feature. This streamlined implementation makes it easy to personalize underutilized content, such as announcements and article lists, to enhance content value and deepen customer engagement.

●	Improved customer experience and sales efficiency through AI-driven personalization. By automating the delivery of relevant information based on real-time user behavior, organizations can elevate customer satisfaction while improving overall productivity.

These features go beyond basic product recommendations, helping address broader digital marketing challenges such as automated lead nurturing, customer journey optimization, and maximizing conversion rate.

HeartCore CEO Sumitaka Kanno commented: “Last year, we introduced a series of strategic enhancements across our CMS business and platform to address customer needs more proactively. This new partnership builds on that momentum. We believe that Aigent Recommender’s integrated AI tool represents a significant competitive advantage, one that further sets us apart from many in the industry and will unlock new use cases in areas where recommendation technologies have traditionally been underutilized. With a strong customer base spanning our core business, subsidiaries, and established partners, we expect this product to further strengthen our ability to upsell and cross-sell. Our BizDev team will play a central role in driving this initiative forward, and we remain focused on evolving our business model, expanding recurring revenue streams, and increasing wallet share.”

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, with offices in New York and San Francisco, CA, HeartCore is a leading enterprise software and consulting services company. HeartCore offers Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design.

HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises.

HeartCore’s Go IPOSM consulting services helps Japanese-based companies go public in the U.S.

Additional information about the Company’s products and services is available at https://heartcore-enterprises.com/.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gateway-grp.com

(949) 574-3860